Stone Harbor Emerging Markets Income Fund	Statement of Investments
August 31, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

SOVEREIGN DEBT OBLIGATIONS - 93.75%
Angola - 7.03%
Republic of Angola:
	USD	6M US L + 7.50%	07/01/23	6,500,923	$6,517,176	(1)
	USD	6M US L + 4.50%	12/07/23	865,000	860,675	(1)
	USD	6.93%	02/19/27	1,217,857	1,147,830
					8,525,681

Argentina - 11.33%
Republic of Argentina	USD	0.50%	07/09/30	35,214,827	13,742,586	(2)(3)

Bahamas - 0.97%
Commonwealth of Bahamas	USD	8.95%	10/15/32	1,076,000	1,176,022	(4)

Belarus - 2.04%
Development Bank Belarus	USD	6.75%	05/02/24	2,647,000	2,474,945	(5)

Brazil - 2.59%
Nota Do Tesouro Nacional:
	BRL	10.00%	01/01/23	2,250,000	442,657
	BRL	10.00%	01/01/25	13,750,000	2,695,153
					3,137,810

Colombia - 1.94%
Republic of Colombia	USD	3.88%	02/15/61	212,000	185,913
Titulos De Tesoreria	COP	7.25%	10/18/34	8,275,000,000	2,164,642
					2,350,555

Costa Rica - 1.09%
Costa Rica Government	USD	6.13%	02/19/31	1,239,000	1,318,878	(3)(5)

Ecuador - 10.26%
Republic of Ecuador	USD	5.00%	07/31/30	13,844,576	12,442,813	(2)(3)(4)

Egypt - 11.66%
Egypt Treasury Bill	EGP	0.00%	11/23/21	49,600,000	3,071,914	(6)
Republic of Egypt:
	EGP	13.77%	01/05/24	42,570,000	2,697,786
	USD	7.63%	05/29/32	1,580,000	1,693,879	(3)(4)
	USD	8.50%	01/31/47	5,249,000	5,522,565	(3)(4)
	USD	8.50%	01/31/47	395,000	415,586	(3)(5)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Egypt (continued)
Republic of Egypt: (continued)
	USD	8.15%	11/20/59	731,000	$730,258	(3)(4)
					14,131,988

El Salvador - 0.38%
Republic of El Salvador:
	USD	7.75%	01/24/23	217,000	207,100	(5)
	USD	8.25%	04/10/32	278,000	251,590	(5)
					458,690

Gabon - 1.70%
Republic of Gabon:
	USD	6.95%	06/16/25	1,248,000	1,382,768	(3)(4)
	USD	6.63%	02/06/31	666,000	678,746	(4)
					2,061,514

Ghana - 3.57%
Republic of Ghana:
	USD	7.63%	05/16/29	554,000	556,330	(4)
	USD	8.63%	06/16/49	3,584,000	3,443,211	(3)(4)
	USD	8.95%	03/26/51	341,000	335,585	(3)(4)
					4,335,126

Indonesia - 6.73%
Republic of Indonesia	IDR	8.38%	04/15/39	100,790,000,000	8,155,068

Kazakhstan - 1.00%
Development Bank of Kaza	KZT	10.95%	05/06/26	506,000,000	1,213,252	(4)

Kenya - 0.96%
Republic of Kenya	USD	8.25%	02/28/48	1,025,000	1,163,565	(3)(5)

Lebanon - 0.14%
Lebanese Republic	USD	8.25%	04/12/21	1,325,000	170,594	(5)(7)

Mexico - 2.29%
Mexican Bonos	MXN	7.50%	06/03/27	53,620,000	2,772,407

Mozambique - 1.31%
Republic of Mozambique	USD	5.00%	09/15/31	1,834,000	1,589,693	(2)(3)(4)

Nigeria - 5.12%
Republic of Nigeria:
	USD	8.75%	01/21/31	633,000	718,186	(3)
	USD	7.70%	02/23/38	860,000	883,405	(3)(4)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Nigeria (continued)
Republic of Nigeria: (continued)
	USD	7.63%	11/28/47	4,563,000	$4,607,398	(3)(5)
					6,208,989

Oman - 0.60%
Oman Government:
	USD	5.63%	01/17/28	20,000	21,225	(4)
	USD	7.38%	10/28/32	45,000	52,256	(4)
	USD	7.00%	01/25/51	621,000	648,945	(4)
					722,426

Pakistan - 1.84%
Republic of Pakistan	USD	6.00%	04/08/26	2,211,000	2,233,110	(4)

Papua New Guinea - 2.54%
Papua New Guinea Government:
	USD	8.38%	10/04/28	1,558,000	1,566,764	(3)(4)
	USD	8.38%	10/04/28	1,500,000	1,508,437	(3)(5)
					3,075,201

Russia - 5.44%
Russian Federation:
	RUB	7.40%	12/07/22	276,000,000	3,805,311
	RUB	7.70%	03/16/39	193,450,000	2,793,430
					6,598,741

South Africa - 3.58%
Republic of South Africa	ZAR	8.75%	02/28/48	73,500,000	4,343,528

Sri Lanka - 0.89%
Republic of Sri Lanka	USD	5.88%	07/25/22	1,400,000	1,077,328	(4)

Tunisia - 1.38%
Banque Centrale de Tunisie	USD	8.25%	09/19/27	1,857,000	1,676,945

Turkey - 0.82%
Republic of Turkey	TRY	11.00%	03/02/22	8,500,000	989,001

Ukraine - 1.75%
Ukraine Government:
	EUR	6.75%	06/20/26	107,000	139,625	(4)
	EUR	4.38%	01/27/30	133,000	150,326	(4)
	USD	7.38%	09/25/32	1,300,000	1,392,670	(3)(4)
Ukreximbank Via Biz Finance PLC	USD	9.75%	01/22/25	402,938	437,691	(5)
					2,120,312

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Uruguay - 1.97%
Republic of Uruguay	UYU	4.38%	12/15/28	85,006,528	$2,389,371

Venezuela - 0.19%
Republic of Venezuela	USD	9.00%	05/07/23	2,250,000	236,250	(7)

Zambia - 0.64%
Republic of Zambia:
	USD	5.38%	09/20/22	124,000	94,705	(4)(7)
	USD	8.97%	07/30/27	865,000	680,106	(4)
					774,811

TOTAL SOVEREIGN DEBT OBLIGATIONS					113,667,200
(Cost $116,342,565)

CORPORATE BONDS - 35.10%
Brazil - 3.08%
Gol Finance SA	USD	7.00%	01/31/25	2,344,000	2,241,450	(3)(4)
MC Brazil Downstream Trading SARL	USD	7.25%	06/30/31	1,435,000	1,490,678	(4)
					3,732,128

China - 3.20%
Huarong Finance 2017 Co., Ltd.:
	USD	6.98% - 5Y US TI	Perpetual	1,060,000	1,003,025	(1)(8)
	USD	7.77% + 5Y US TI	Perpetual	1,606,000	1,553,805	(1)(8)
Huarong Finance 2019 Co., Ltd.	USD	3.38%	05/29/22	300,000	294,750
Huarong Finance II Co., Ltd.	USD	5.00%	11/19/25	200,000	202,000
Wanda Properties International Co., Ltd.	USD	7.25%	01/29/24	600,000	605,154
Wanda Properties Overseas, Ltd.	USD	6.95%	12/05/22	221,000	224,327
					3,883,061

Colombia - 2.40%
Empresas Publicas de Medellin ESP	COP	7.63%	09/10/24	2,700,000,000	719,064	(5)
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	843,000	745,003	(4)
Gran Tierra Energy, Inc.	USD	7.75%	05/23/27	1,653,000	1,446,375	(3)(4)
					2,910,442

Ghana - 1.73%
Tullow Oil PLC:
	USD	7.00%	03/01/25	1,433,000	1,221,632	(4)
	USD	10.25%	05/15/26	847,000	880,351	(4)
					2,101,983

India - 1.05%
Vedanta Resources Finance II PLC	USD	8.95%	03/11/25	1,253,000	1,274,144	(4)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Indonesia - 2.09%
PT Bakrie & Brothers TBK	IDR	0.00%	12/22/22	27,175,847,000	$-
Theta Capital Pte, Ltd.:
	USD	8.13%	01/22/25	935,000	986,383
	USD	6.75%	10/31/26	1,550,000	1,542,552	(3)
					2,528,935

Jamaica - 2.93%
Digicel Group Holdings, Ltd.	USD	8% Cash and 2% PIK or 10.00% PIK	04/01/24	3,574,147	3,551,273	(9)

Mexico - 12.94%
Banco Mercantil del Norte SA/Grand Cayman	USD	7.50%	Perpetual	673,000	765,982	(1)(3)(4)(8)
Petroleos Mexicanos:
	MXN	7.65%	11/24/21	19,300,000	961,608	(5)
	MXN	7.19%	09/12/24	63,700,000	3,033,747	(5)
	MXN	7.47%	11/12/26	23,050,000	1,022,660
	USD	6.50%	01/23/29	994,000	1,031,175	(3)
	USD	7.69%	01/23/50	4,629,000	4,431,203	(3)
Poinsettia Finance, Ltd.	USD	6.63%	06/17/31	2,936,066	2,937,901	(5)
Sixsigma Networks Mexico SA de CV	USD	7.50%	05/02/25	1,541,000	1,505,988	(3)(4)
					15,690,264

Nigeria - 1.21%
IHS Netherlands Holdco BV	USD	8.00%	09/18/27	1,364,000	1,469,574	(3)(4)

South Africa - 1.66%
Eskom Holdings SOC, Ltd.	USD	6.75%	08/06/23	1,922,000	2,010,412	(3)(4)

Turkey - 0.54%
Aydem Yenilenebilir Enerji AS	USD	7.75%	02/02/27	655,000	654,181	(4)

Ukraine - 0.71%
NAK Naftogaz Ukraine via Kondor Finance PLC	USD	7.63%	11/08/26	829,000	853,812	(3)(4)

Venezuela - 0.26%
Petroleos de Venezuela SA:
	USD	6.00%	11/15/26	2,550,000	118,575	(5)(7)
	USD	9.75%	05/17/35	4,200,000	199,500	(5)(7)
					318,075

Zambia - 1.30%
First Quantum Minerals, Ltd.:
	USD	7.50%	04/01/25	1,450,000	1,508,453	(3)(4)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Zambia (continued)
First Quantum Minerals, Ltd.: (continued)
	USD	6.88%	10/15/27	66,000	$ 71,363	(4)
					1,579,816

TOTAL CORPORATE BONDS					42,558,100
(Cost $41,694,853)

CREDIT LINKED NOTES - 4.15%
Iraq - 4.15%
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch):
	JPY	2.99%	01/01/28	640,098,083	4,764,590	(1)(10)
	JPY	3.05%	01/01/28	35,415,895	264,295	(1)(10)
					5,028,885

TOTAL CREDIT LINKED NOTES					5,028,885
(Cost $6,724,947)

SHORT TERM INVESTMENTS - 2.38%
Money Market Fund - 2.38%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.03%	N/A	2,880,780	2,881,356

TOTAL SHORT TERM INVESTMENTS					2,881,356
(Cost $2,881,463)

Total Investments - 135.38%					164,135,541
(Cost $167,643,828)
Liabilities in Excess of Other Assets - (35.38)%					(42,897,711)

Net Assets - 100.00%					$121,237,830

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
BRL	-	Brazilian Real
COP	-	Colombian Peso
EGP	-	Egyptian Pound
EUR	-	Euro Currency
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
KZT	-	Kazakhstan Tenge
MXN	-	Mexican Peso
RUB	-	Russian Ruble
TRY	-	New Turkish Lira
USD	-	United States Dollar
UYU	-	Uruguayan Peso
ZAR	-	South African Rand

Investment Abbreviations:
LIBOR - London Interbank Offered Rate
PIK - Payment in-kind
TI - Treasury Index

Reference Rates:
3M US L - 3 Month LIBOR as of August 31, 2021 was 0.12%
6M US L - 6 Month LIBOR as of August 31, 2021 was 0.15%
5Y US TI - 5 Year US Treasury Index as of August 31, 2021 was 0.77%

(1)	Floating or variable rate security. The reference rate is described above. The rate in effect as of August 31, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(2)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of August 31, 2021.
(3)	On August 31, 2021, securities valued at $60,134,455 were pledged as collateral for reverse repurchase agreements.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $57,844,985, which represents approximately 47.71% of net assets as of August 31, 2021.
(5)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of August 31, 2021, the aggregate fair value of those securities was $20,526,179, which represents approximately 16.93% of net assets.
(6)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(7)	Security is in default and therefore is non-income producing.
(8)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(9)	Payment-in-kind securities.
(10)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

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REVERSE REPURCHASE AGREEMENTS

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
Barclays Bank PLC
	1.15%	10/27/2020	10/28/2021	$875,272
	1.45%	03/04/2020	03/05/2022	1,413,680
Credit Suisse First Boston
	0.75%	05/24/2021	05/26/2022	600,653
	0.85%	05/24/2021	05/26/2022	2,672,385
	1.15%	05/24/2021	05/26/2022	865,000
	1.25%	05/24/2021	05/26/2022	22,649,043
J.P. Morgan Chase & Co.
	0.40%	07/07/2021	07/09/2022	360,961
	0.55%	07/07/2021	07/09/2022	6,032,000
	0.65%	07/07/2021	07/09/2022	1,046,960
	0.75%	07/07/2021	07/09/2022	1,042,000
	1.05%	07/07/2021	07/09/2022	4,600,272
	1.20%	07/07/2021	07/09/2022	610,970
	1.25%	07/07/2021	07/09/2022	1,942,050
	0.40%	08/20/2021	08/23/2022	1,528,022
				$46,239,268

All agreements can be terminated by either party on demand at value plus accrued interest.

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - SELL PROTECTION (OVER THE COUNTER)(1)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at August 31, 2021(2)	Notional Amount**(3)	Value	Upfront Premiums Received	Unrealized Appreciation
Republic Of Turkey CDS USD 5Y(4)	Barclays	1.000%	USD	06/20/2025	3.420%	7,000,000	$(598,062)	$1,247,587	$649,525
Petroleos Mexicanos CDS USD 5Y(5)	Barclays	1.000%	USD	12/20/2025	3.588%	8,950,000	(920,264)	1,414,486	494,222
Eskom Holdings CDS USD 5Y(6)	Barclays	1.000%	USD	12/20/2025	3.775%	8,900,000	(967,660)	1,497,182	529,522
							$(2,485,986)	$4,159,255	$1,673,269

Reference Obligations	Counterparty	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at August 31, 2021(2)	Notional Amount***(3)	Value	Upfront Premiums Received	Unrealized Depreciation
Republic of Argentina CDS USD 5Y(7)	Goldman Sachs	5.000%	USD	12/20/2025	18.359%	3,250,000	$(1,210,142)	$983,126	$(227,016)
Republic of Argentina CDS USD 5Y(7)	Barclays	5.000%	USD	12/20/2025	18.359%	13,200,000	(4,915,038)	3,999,600	(915,438)
							$(6,125,180)	$4,982,726	$(1,142,454)

Credit default swaps pay quarterly.

**	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Based on Republic of Turkey Sovereign Debt Obligation, USD denominated 11.875% fixed coupon, 01/15/2030 maturity
(5)	Based on Petroleos Mexicanos Government Owned Corporate Debt Obligation, USD denominated 6.625% fixed coupon, 06/15/2035 maturity
(6)	Based on Eskom Holdings SOC, Ltd. Corporate Debt Obligation, USD Denominated 6.35% fixed coupon, 08/10/2028 maturity.
(7)	Based on Republic of Argentina Sovereign Debt Obligation, USD Denominated 1.00% fixed coupon, 07/09/2029 maturity.

INTEREST RATE SWAP CONTRACTS (CENTRALLY CLEARED)

Pay/Receive Floating Rate	Clearing House	Floating Rate	Expiration Date	Notional Amount	Currency	Fixed Rate	Value	Unrealized Appreciation/(Depreciation)
Receive*	Chicago Mercantile Exchange	3 Month LIBOR	03/26/2031	22,100,000	USD	1.686%	$(751,463)	$(751,463)
							$(751,463)	$(751,463)

*	Interest rate swaps pay quarterly.

Stone Harbor Emerging Markets Income Fund	Notes to Quarterly Statement of Investments
August 31, 2021 (Unaudited)

1. ORGANIZATION

The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund’s inception date is December 22, 2010. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”) at a price of $23.88 per share. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDF”.

The Fund’s investment objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in emerging markets securities. Emerging markets securities include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries, which are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

2. Significant Accounting policies and risk disclosures

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, and convertible corporate bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing service generally uses market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Bank Loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit Linked securities are generally valued using quotations from the broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If on a given day, a closing price is not available on the exchange, the equity security is valued at the mean between the closing bid and ask prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over the counter (“OTC“) market and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees (the “Board”). Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Exchange Traded Funds (“ETFs”) are valued at the close price on the exchange it is listed. Money market mutual funds are valued at their net asset value. Over the counter traded derivatives (primarily swaps and foreign currency options) are generally priced by an independent pricing service. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. Eastern Standard Time (EST). Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. EST.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The following is a summary of the Fund’s investment and financial instruments based on the three-tier hierarchy as of August 31, 2021:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Sovereign Debt Obligations	$–	$113,667,200	$–	$113,667,200
Corporate Bonds
Indonesia	–	2,528,935	–	2,528,935
Other	–	40,029,165	–	40,029,165
Credit Linked Notes	–	–	5,028,885	5,028,885
Short Term Investments	2,881,356	–	–	2,881,356
Total	$2,881,356	$156,225,300	$5,028,885	$164,135,541

Other Financial Instruments**
Assets
Credit Default Swap Contracts	$–	$1,673,269	$–	$1,673,269
Liabilities
Credit Default Swap Contracts	–	(1,142,454)	–	(1,142,454)
Interest Rate Swap Contracts	–	(751,463)	–	(751,463)
Total	$–	$(220,648)	$–	$(220,648)

*	For detailed Country descriptions, see accompanying Statement of Investments.
**	Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. For liabilities arising from reverse repurchase agreements, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset Type	Balance as of November 30, 2020	Accrued Discount/premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/Deperciation	Purchases	Sales Proceeds	Balance as of August 31, 2021	Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at August 31, 2021
Corporate Bonds	$198	$-	$-	$(198)	$-	$-	$-	$(198)
Credit Linked Notes	5,788,907	84,775	(45,745)	181,322	-	(980,374)	5,028,885	181,322
	$5,789,105	$84,775	$(45,745)	$181,124	$-	$(980,374)	$5,028,885	$181,124

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or use evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally 4:00 p.m. Eastern time).

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Loan Participations and Assignments: The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, or any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and record cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statement of Investments.

Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s Fund’s Managed Assets immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid to cover its obligations under reverse repurchase agreements. The segregated assets are found on the Fund’s Statement of Investments as full or partially pledge securities. The total amount of securities pledged at August 31, 2021 was $60,134,455. As all agreements can be terminated by either party on demand, face value approximates fair value at August 31, 2021. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy described above. For the period ended August 31, 2021, the average amount of reverse repurchase agreements outstanding was $44,344,065 at a weighted average interest rate of 1.14%.

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of the Fund's investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. The Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities. Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. The administrator of LIBOR announced an intention to delay the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of LIBOR publications to end at the end of 2021. At this time, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Fund's performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that the Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Fund’s investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Leverage Risk: Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value (“NAV”) per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings held by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

ETFs and Other Investment Companies Risk: The Fund may invest in an ETF or other investment company. The Fund will be subject to the risks of the underlying securities in which the other investment company invests. In addition, as a shareholder in an ETF or other investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may use leverage, in which case an investment would subject the Fund to additional risks associated with leverage. The Fund may invest in other investment companies for which the Adviser or an affiliate serves as investment manager or with which the Adviser is otherwise affiliated. The relationship between the Adviser and any such other investment company could create a conflict of interest between the Adviser and the Fund.

In addition to the risks related to investing in investment companies generally, investments in ETFs involve the risk that the ETF's performance may not track the performance of the index or markets the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index and, therefore, investments in those ETFs are subject to the same derivatives risks discussed below.

CORONAVIRUS (COVID 19) PANDEMIC: An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The ongoing effects of the outbreak in developing or emerging market countries with less established health care systems and supply chains may be greater due to slower COVID-19 vaccine distribution and potential new outbreaks of the disease. The COVID-19 pandemic has resulted in, and may continue to result in, travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and increased market uncertainty. This could prolong or reignite a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to Common Shareholders. The level dividend rate may be modified by the Board from time to time. Any net capital gains earned by the Fund are distributed at least annually. For federal income tax purposes income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded by the Fund on the ex-dividend date. A portion of the Fund’s distributions made for a taxable year may be recharacterized as a return of capital to shareholders. This may occur, for example, if the Fund’s distributions exceed its “earnings and profits” for the taxable year or because certain foreign currency losses may reduce the Fund’s income. This recharacterization may be retroactive. A return of capital will generally not be taxable, but will reduce a shareholder’s basis in his or her Fund shares and therefore result in a higher gain or lower loss when the shareholder sells the shares.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have more than a 50 percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended August 31, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if the Fund were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

The Fund’s use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below and in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns. The SEC has issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict the Funds’ ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that the Funds may be unable to implement their investment strategy.

Forward Foreign Currency Contracts: The Fund engaged in currency transactions with counterparties during the period ended August 31, 2021, to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets & Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Swap Agreements: The Fund invested in swap agreements during the period ended August 31, 2021. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily within net change in unrealized appreciation/depreciation on swaps. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors).

Generally, the basis of the OTC swaps is the unamortized premium received or paid. The periodic swap payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: The Fund entered into credit default swap contracts during the period ended August 31, 2021, for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund pays to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Purchased Options: When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.